UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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The following is a transcript of a video message from BMC Software, Inc.’s Chairman of the Board, President and Chief Executive Officer Bob Beauchamp that was made available to all employees on June 25, 2012.

Hello to all my co-workers here at BMC.

We have just a few days until the end of Q1 and it’s been a busy quarter already.

There’s a tremendous amount of great work going on all around this company. Almost every day, I hear from customers about how you’re making a difference for them and helping them to succeed.

In fact, not long ago the CIO one of our largest customers in Mexico and one of the largest companies on earth was telling us how they see BMC as critical to their company’s growth—because we enable their information technology to accompany their business growth goals.

I’m pleased to see how you’ve taken the momentum we established at the end of fiscal year 2012 and kept the energy going as fiscal year ’13 got underway.

But I do know there are external matters that have caused some of you to have some questions.

As you know, a group called Elliott Associates recently acquired approximately 6.5% of BMC’s stock.

They’ve proposed to replace four members of our board of directors. What I’ve heard from employees is that you want to better understand how this process works and what it means.

Well, it’s similar to a political election. But instead of electing public officials, the vote is for who will be on BMC’s Board of Directors. Elliott has proposed their four nominees, and they are hoping that those four nominees replace four of our current directors.

We believe that our current Board has the experience and diversity of backgrounds to best represent all our stockholders.

Under the leadership and direction of our current Board, we’ve built our business into the company it is today—one that Elliott recently said isn’t a good company, it’s a GREAT company.

On this we both agree.

Elliott has made their proposal now because all members of our Board of Directors are up for re-election every year at our annual meeting. This year, our annual meeting is on July 25th and that’s when voting concludes.

Between now and July 25th, both groups are talking to our voters—our shareholders—and explaining their positions and our positions. Shareholders will receive letters in the mail, they may read articles in the media, and then they’ll make their decision. This is all part of the process, just like a political election.

One thing that is different from a political election is that shareholders can vote a number of different ways, and they can vote at any time up until the annual meeting, including changing their vote.

I know some of you have questions about voting. Later this week, we’ll be posting a more detailed FAQ on that process in the “What’s New” section of our intranet home page.

Voting is important, but the most important thing we can do, is to do our jobs in the very best way we can for our customers and shareholders.

Whether you’re working on closing a deal this week, delivering a new product enhancement, supporting our customers, or supporting our business units, executing our plan is our top priority and must be every day.

Thank you for keeping the momentum going and staying focused on our customers.

Now, let’s have a great week and let’s have a great finish to Q1.

FORWARD LOOKING STATEMENTS

This communication contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are identified by the use of the words “believe,” “expect,” “anticipate,” “estimate,” “will,” “contemplate,” “would” and similar expressions that contemplate future events. Such forward-looking statements are based on management’s reasonable current assumptions and expectations. Numerous important factors, risks and uncertainties, including, but not limited to, those contained in our documents and reports filed with the Securities and Exchange Commission (the “SEC”), affect our operating results and could cause our actual results, levels of activity, performance or achievement to differ materially from the results expressed or implied by these or any other forward-looking statements made by us or on our behalf. There can be no assurance that future results will meet expectations. You should carefully review the cautionary statements described in the documents and reports we file from time to time with the SEC, specifically our Annual Reports on Form 10-K, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. Information contained on our website is not part of this letter.

Viewers are cautioned not to place undue reliance on any forward-looking statements contained in this communication, which reflect management’s opinions only as of the date hereof. Except as required by law, we undertake no obligation to revise or publicly release the results of any revision to any forward-looking statements.

CERTAIN INFORMATION REGARDING PARTICIPANTS

BMC Software, Inc. (“BMC”), its Directors and certain of its executive officers are deemed participants in the solicitation of proxies from BMC stockholders in connection with the matters to be considered at BMC’s 2012 Annual Meeting. In connection with the solicitation of proxies, BMC has filed a definitive proxy statement and other relevant documents concerning the proposals to be presented at BMC’s 2012 Annual Meeting with the SEC. In connection with the 2012 Annual Meeting, BMC has mailed the definitive proxy statement to stockholders. INVESTORS AND STOCKHOLDERS ARE STRONGLY

ENCOURAGED TO READ BMC’S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Detailed information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, are set forth in the definitive proxy statement BMC filed with the SEC on June 5, 2012. Additional information can also be found in BMC’s Annual Report on Form 10-K for the year ended March 31, 2012, filed with the SEC on May 10, 2012. To the extent holdings of BMC securities have changed since the amounts printed in the definitive proxy statement for the 2012 Annual Meeting, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership of Securities on Form 4 filed with the SEC. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by BMC with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investors section of our corporate website at http:// investors.bmc.com.